Business Combination, Significant Transaction and Sale of Business (Details 16) - Unique Software Industries Ltd [Member] $ in Thousands	Nov. 30, 2019 USD ($)
Statement Line Items [Line Items]
Net liabilities excluding cash acquired	$ (244)	[1]
Intangible assets	8,425	[2]
Deferred tax liability	(1,938)	[2]
Goodwill	9,547	[2]
Total assets acquired net of acquired cash	$ 15,790	[2]

[1]	The estimated fair values of the tangible and intangible assets referring to acquisition which were made in 2019 are provisional and are based on information that was available as of the acquisition date to estimate the fair value of these amounts. The Group's management believes the information provides a reasonable basis for estimating the fair values of these amounts, but is waiting for additional information necessary to finalize those fair values. Therefore, provisional measurements of fair value reflected are subject to change. The Group expects to finalize the tangible and intangible assets valuation and complete the acquisition accounting as soon as practicable but no later than the measurement period.
[2]	The estimated fair values of the tangible and intangible assets are provisional and are based on information that was available as of the acquisition date to estimate the fair value of these amounts. Magic Software's management believe the information provides a reasonable basis for estimating the fair values of these amounts, but is waiting for additional information necessary to finalize those fair values. Therefore, provisional measurements of fair value reflected are subject to change. The Company expects to finalize the tangible and intangible assets valuation and complete the acquisition accounting as soon as practicable but no later than the measurement period